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                                                                  EXHIBIT 10.2.2

                     SCHEDULE OF EXECUTED LEASE AGREEMENTS
                        SHOWING MATERIAL VARIATIONS FROM
                            FORM OF LEASE AGREEMENT

                             (AS OF JULY 31, 1996)

                         (Dollar Amounts in Thousands)

                                                                                                  Annual
                                                                                             Percentage Rent
                                                                                             ---------------
                                                                                                                        Suite
 Hotel Location/Franchise/                                 Commencement          Annual       First      Second        Revenue
 Manager (1)                                Lessor (2)         Date          Base Rent (3)   Tier (4)   Tier (5)    Breakpoint (3)
 -----------                                ----------     ------------      -------------   --------   --------    --------------
 Dallas (Park Central), TX                      -            7/28/94           $1,477          17%        65%          $3,590

 Jacksonville, FL                               -            7/28/94              882          17%        65%           3,490

 Nashville, TN                                  -            7/28/94            1,667          17%        65%           4,290

 Orlando (North), FL                            -            7/28/94            1,571          19%        65%           2,650

 Orlando (South), FL                            -            7/28/94            1,413          17%        65%           4,580

 Tulsa, OK                                      -            7/28/94            1,268          19%        65%           2,770

 New Orleans, LA                                -            12/1/94            1,960          19%        65%           4,290

 Flagstaff, AZ                                  -            2/15/95              570          17%        65%           1,160

 Dallas (Love Field), TX (6)                    -            3/29/95            1,836          17%        65%           3,060

 Boston-Marlborough, MA                         -            6/30/95              720          19%        65%             940

 Corpus Christi, TX                             -            7/19/95            1,000          17%        65%           1,495

 Brunswick, GA                                  -            7/19/95              370          17%        65%           1,350

 Chicago-Lombard, IL                           (7)            8/1/95            1,900          17%        65%           3,270

 Burlingame (SF Airport), CA                   (8)           11/6/95            3,147          17%        65%           3,174

 Minneapolis (Airport) MN                      (8)           11/6/95            2,778          17%        65%           2,138

 Minneapolis (Downtown), MN                    (8)           11/15/95           1,387          17%        65%           2,091

 St. Paul, MN                                  (9)           11/15/95           1,085          17%        65%           3,115

 Boca Raton, FL (10)                           (8)           11/15/95             654          17%        65%           1,421

 Tampa (Busch Gardens), FL (10)                (8)           11/15/95             786          17%        65%           1,287

 Cleveland, OH                                 (8)           11/17/95           1,258          17%        65%           4,929

 Anaheim, CA                                   (8)            1/3/96            1,272          17%        65%           2,062

 Baton Rouge, LA                               (8)            1/3/96            1,204          17%        65%           2,281

 Birmingham, AL                                (8)            1/3/96            1,898          17%        65%           1,273

 Deerfield Beach, FL                           (8)            1/3/96            2,163          17%        65%           2,568


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
                                                                                                  Annual
                                                                                             Percentage Rent
                                                                                             ---------------
                                                                                                                        Suite
 Hotel Location/Franchise/                                 Commencement          Annual       First      Second        Revenue
 Manager (1)                                Lessor (2)         Date          Base Rent (3)   Tier (4)   Tier (5)    Breakpoint (3)
 -----------                                ----------     ------------      -------------   --------   --------    --------------
 Ft. Lauderdale, FL                            (8)            1/3/96            3,228          17%        65%           1,969

 Miami (Airport), FL                           (8)            1/3/96            2,222          17%        65%           2,882

 Milpitas, CA                                  (8)            1/3/96            2,143          17%        65%           1,402

 Phoenix (Camelback), AZ                       (8)            1/3/96            2,812          17%        65%           1,428

 South San Francisco (SF Airport), CA          (8)            1/3/96            1,876          17%        65%           3,103

 Piscataway, NJ                                 -            1/10/96            1,355          17%        65%           3,574

 Lexington, KY (11)                             -            1/10/96            1,149          17%        65%           2,135

 Beaver Creek, CO                               -            2/20/96              375          17%        65%           2,284

 Boca Raton, FL                                 -            2/28/96            1,368          17%        65%           3,670

 Los Angeles (LAX), CA                         (12)          3/27/96            1,600          17%        65%           4,130

 Mandalay Beach, CA                            (8)            5/8/96            1,927          17%        65%           2,909

 Napa, CA                                      (8)            5/8/96            1,215          17%        65%           3,145

 Deerfield, IL (13)                             -            6/20/96            1,743          17%        65%           2,505

 San Rafael, CA                                (14)          7/18/96            2,107          17%        65%           2,917

 Parsippany, NJ                                (15)          7/31/96            2,440          17%        65%           3,930



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         (1)     Unless otherwise noted, the hotels under each Lease Agreement are operated as Embassy Suites(R) Hotels under a commitment or license agreement with Promus Hotels, Inc.; the Manager as defined in each Lease Agreement is Promus Hotels, Inc. or an affiliate thereof unless otherwise noted.

         (2) Lessor as defined in each Lease Agreement is FelCor Suites Limited Partnership ("Partnership") unless otherwise noted.

         (3) Represents the amount set forth in each Lease Agreement as the annual Base Rent and the threshold suite revenue amount. Both of these amounts are subject to adjustment for changes in the consumer price index and may not represent the actual amount currently required under each such Lease Agreement.

         (4) Represents percentage of suite revenue payable as Percentage Rent up to suite revenue breakpoint.

         (5) Represents percentage of suite revenue payable as Percentage Rent in excess of suite revenue breakpoint.

         (6) The Manager as defined in this Lease Agreement is American General Hospitality, Inc.

         (7) The Lessor as defined in this Lease Agreement is Embassy/GACL Lombard Venture, a joint venture between the Partnership and Promus Hotels, Inc.

         (8) The Lessor as defined in these Lease Agreements is FelCor/CSS Holdings, L.P., of which the Partnership is a 99% limited partner.




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
         (9) The Lessor as defined in this Lease Agreement is FelCor/St. Paul Holdings, L.P., of which the Partnership is a 99% limited partner and another subsidiary of the Company is a 1% general partner.

         (10) The hotels under these Lease Agreements are operated as Doubletree Guest Suites(R) Hotels; the Manager as defined in these Lease Agreements is DT Management, Inc.

         (11) The hotel under this Lease Agreement is operated as a Hilton Suites(R) Hotel under a franchise or license agreement with Hilton Inns, Inc.; the Manager as defined in this Lease Agreement is American General Hospitality, Inc.

         (12) The Lessor as defined in this Lease Agreement is Los Angeles International Airport Hotel Associates, a limited partnership of which the Partnership is the sole general partner and of which the Partnership has an aggregate approximately 97 % partnership interest.

         (13) The Manager as defined in this Lease Agreement is Coastal Hotel Group, Inc.

         (14) The Lessor as defined in this Lease Agreement is MHV Joint Venture, a joint venture between the Partnership and Promus Hotels, Inc.

         (15) The Lessor as defined in this Lease Agreement is Embassy/Shaw Parsippany Venture, a joint venture between the Partnership and Promus Hotels, Inc.





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